Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Supplement dated March 9, 2016
to the
Bright Rock Mid Cap Growth Fund and Bright Rock Quality Large Cap Fund (the “Funds”)
Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)
dated June 28, 2015

This supplement makes the following amendments to disclosures in the Funds’ Prospectus, Summary Prospectus and SAI dated June 28, 2015:

Effective March 4, 2016, Mr. Jason R. Lilly, a Portfolio Manager for the Funds, has resigned from Bright Rock Capital Management, LLC.  Accordingly, all references to Mr. Lilly as a Portfolio Manager in the Funds’ Prospectus, Summary Prospectus and SAI are hereby removed.  Mr. Douglas S. Butler and Mr. David B. Smith continue to serve as Portfolio Managers of the Funds.

Please retain this supplement with your Prospectus, Summary Prospectus and SAI